UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PPT Vision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PPT VISION, INC.
12988 Valley View Road
Eden Prairie, MN 55344
(952) 996-9500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 9, 2006

To the Shareholders of PPT Vision, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of PPT Vision, Inc. will be held on Thursday, March 9, 2006, at 3:00 p.m., Central Time, at the offices of PPT Vision, Inc. at 12988 Valley View Road, Eden Prairie, MN, for the following purposes:

        1.    To elect three (3) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified; and

       2.    To transact such other business as may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s Annual Report to Shareholders for the fiscal year ended October 31, 2005.

        The Board of Directors has fixed the close of business on January 27, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

/s/ Joseph C. Christenson

Joseph C. Christenson Secretary

Eden Prairie, Minnesota
Dated: February 9, 2006

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

2

PPT VISION, INC.
12988 Valley View Road
Eden Prairie, MN 55344
(952) 996-9500

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 9, 2006

GENERAL MATTERS

                This Proxy Statement is furnished to the shareholders of PPT Vision, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on March 9, 2006 or any adjournment(s) or postponement(s) thereof. The Company’s principal offices are located at 12988 Valley View Road, Eden Prairie, Minnesota 55344, and its telephone number is (952) 996-9500. The mailing of this Proxy Statement to shareholders of the Company commenced on or about February 9, 2006.

Voting

                The Company has outstanding only one class of voting stock, $.10 par value common stock, of which 2,998,747 shares were issued and outstanding and entitled to vote at the close of business of January 27, 2006.  Each share of common stock is entitled to one vote.  Only shareholders of record at the close of business on January 27, 2006 will be entitled to vote at the meeting.

Quorum and Vote Requirements

                Under Minnesota law, a quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting.  Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present.

Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting of Shareholders.  Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote.  If you abstain from voting on any of the proposals, it has the same effect as a vote against that proposal.

Each item of business will be approved and each director nominee will be elected if approved by the affirmative vote the holders of a greater of: (a) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum.

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors.  If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director. You may vote “FOR,” “AGAINST” or “ABSTAIN” on any other proposal.

                Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible (or follow instructions to grant a proxy to vote by means of telephone) in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.  Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Revoking A Proxy

                Any proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting.  If not so revoked, the shares represented by such proxy will be voted as indicated on the proxy.

Solicitation

The cost of this solicitation will be borne by the Company.  In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person.  The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth information as of January 27, 2006 concerning the beneficial ownership of the common stock of the Company by (i) the only shareholders known by the Company to own more than five percent of the common stock of the Company, (ii) each director of the Company, (iii) each Executive Officer of the Company and (iv) all executive officers and directors of the Company as a group. Shares acquirable within 60 days include stock options and warrants to purchase shares of common stock of the Company.

Name and Address of Beneficial Owner	Shares of Common Stock(1)	Shares Acquirable Within 60 days	Total	Percentage(1)
Fred Brenner and Annette Brenner (2) 514 N Wynewood Avenue Wynewood, PA 19096	283,974	0	283,974	9.5%
P.R. Peterson (3)(4) ESI Investment Co. (3) 6111 Blue Circle Drive Minnetonka, MN 55343	1,219,456	6,750	1,226,206	40.9%
Joseph C. Christenson (4)(5)	14,552	37,334	51,886	1.7%
Robert W. Heller (4)	2,500	7,500	10,000	*
David C. Malmberg (6)	14,656	6,750	21,406	*
Benno G. Sand (6)	2,000	5,625	7,625	*
David L. Friske (5)	10,237	12,500	22,737	*
All executive officers and directors as a group (6 persons)	1,263,401	76,459	1,339,860	44.7%

* Indicates ownership of less than one percent.

(1)           Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held. The table excludes shares purchasable pursuant to the Company’s 2005

Employee Stock Purchase Plan.

(2)                                  Includes 163,650 shares held by Fred Brenner and 120,324 shares held by Annette Brenner.  Fred Brenner and Annette Brenner are married.  Beneficial ownership is based upon reports filed by the Brenner’s under Section 16 of the Securities Exchange Act of 1934, as amended.

(3)                                  ESI Investment Co. is the record owner of 551,759 shares of common stock. Mr. Peterson is a controlling shareholder of the parent company of ESI. Mr. Peterson also owns 48,772 shares of common stock individually, controls 599,600 shares as trustee of the P.R. Peterson Co. Keogh

Plan and controls 19,325 shares that are owned by Peterson Brothers Securities Company. Shares acquirable within 60 days include 6,750 options owned by Mr. Peterson directly.

(4)                                  Serves as a director of the Company and has been nominated for reelection.

(5)                                  Named Executive Officer.

(6)                                  Serves as a director of the Company.

Proposal #1

ELECTION OF DIRECTORS

Three directors are to be elected at this Annual Meeting. The Nominating Committee has nominated and the Board of Directors has ratified the nomination for election the three persons named below. If elected, all directors will serve until the next Annual Meeting of Shareholders, or until their successors have been elected and qualified. Messrs. Malmberg and Sand have notified the Company that they will not be standing for reelection at this Annual Meeting of Shareholders.

All of the nominees for election as directors are presently directors of the Company. The nominees listed below have consented to serve, if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote “FOR” each nominee (unless otherwise directed). If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board may, in its discretion, recommend.

The nominees are listed below with their ages, their present positions with the Company and their present principal occupations or employment. Mr. Christenson has devoted and will devote his full working time to the business of the Company. Messrs. Heller and Peterson have devoted and will devote such time as is necessary to fulfill their duties as directors.

JOSEPH C. CHRISTENSON, 47, has been President of the Company since January 1989 and a director since December 1987. Prior to being elected President of the Company, Mr. Christenson served in a series of positions of increasing responsibility since joining the Company in May 1985. Mr. Christenson has a Masters in Business Administration from the University of Michigan and a Bachelor of Arts degree from St. Olaf College.

ROBERT W. HELLER, 60, has been a director since 2000. He currently serves as President of Heller Capital, Inc., a management consulting and investment company and serves as a director of five other private companies. Mr. Heller held various senior management roles at Advance Circuits, Inc., a manufacturer of printed circuit boards, from 1977 to 1996 beginning as Vice President of Manufacturing and serving as Chief Executive Officer beginning in 1991. Mr. Heller holds a bachelor’s degree in industrial engineering from North Dakota State University and a master’s degree in industrial administration from Purdue University.

P.R. PETERSON, 72, is the Secretary and a director of Electro-Sensors, Inc., a manufacturer of machine control systems. Mr. Peterson is also President of P.R. Peterson Co., Inc., a venture capital firm where he has served for over five years. Mr. Peterson served as a director from the Company’s inception in 1982 to 1985. He was again elected a director of the Company in December 1988 and continues to serve in that capacity.

The Board Of Directors And Management Recommend A Vote “FOR”
the Nominees Listed Above.

GOVERNANCE MATTERS

Board and Shareholder Meetings

The Board of Directors met three times during the fiscal year ended October 31, 2005. Each nominee who served as a director in fiscal year 2005 attended at least 75% of the total number of Board meetings and the meetings of Committees upon which he served in fiscal 2005.  The Company does not have a formal policy requiring non-employee directors to attend the Annual Meeting of Shareholders, and none were present at the 2005 Annual Meeting of Shareholders.

Director Compensation

In the past, non-employee directors have been paid $1,250 each quarter for services as members of the Board. In addition, the Company has periodically granted stock options to its non-employee directors under the Company’s Stock Option Plan. During fiscal 2001, the Company decided to suspend the payment of the directors’ quarterly fees. On May 12, 2005, Mr. Heller was granted an option to purchase 10,000 shares of the Company’s common stock and Messrs. Malmberg, Sand and Peterson were granted options to purchase 7,500 shares of the Company’s common stock in respect of their services as members of the Board of Directors during fiscal year 2005. These options are seven year non-qualified stock options and will fully vest on October 31, 2006 with an exercise price of $1.70 per share, the fair market value of the Company’s common stock on the date of grant. No stock options were granted to non-employee directors in fiscal year 2004.

Board Independence

The Board undertook a review of director independence in January 2006.  As part of that process, the Board reviewed all transactions and relationships between each director (or any member of his or her immediate family) and the Company, the Company’s executive officers and the Company’s auditors, and other matters bearing on the independence of directors. As a result of this review, the Board affirmatively determined that Messrs. Heller, Malmberg and Sand are “independent” as defined by the Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission.

Description of Committees of the Board of Directors

The Company’s Board of Directors has established a Nominating Committee, Audit Committee and Compensation Committee. The composition and function of the committees are set forth below.

Nominating Committee.   The Nominating Committee operates under a written charter approved January 22, 2004 and is responsible for identifying, evaluating and approving individuals qualified to serve as members of the Board. The current members of the Nominating Committee are Messrs. Heller, Malmberg and Sand. During fiscal year 2005, the Nominating Committee met one time.

The Charter of the Nominating Committee requires that the Committee consist of no fewer than two members who satisfy the “independence” requirements of the Nasdaq Marketplace Rules. Each member of the Company’s Nominating Committee meets these requirements. A copy of the current Nominating Committee Charter may be found by following the “About Us” link on the Company’s website, www.pptvision.com.

Audit Committee.  The Board of Directors has an Audit Committee comprised of Robert Heller (Chair), David Malmberg and Benno Sand. The Audit Committee assists the Board by reviewing the integrity of the Company’s financial accounting and reporting, the system of internal controls established by management, and the adequacy of auditing relative to these activities. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s financial reporting system by overseeing and monitoring management’s and the independent auditors’

participation in the financial reporting process. In addition, the Audit Committee oversees the Company’s internal control structure and financial reporting activities, reviews the scope of the annual audit, reviews non-audit services performed by auditors to determine and maintain auditor independence, selects the Company’s independent auditors, reviews the Company’s audited annual and unaudited quarterly financial statements prior to release to the public and conducts discussions with the Company’s independent auditors each quarter on their quarterly review findings. The Audit Committee operates under a written Audit Committee Charter as amended October 23, 2003. A copy of the current charter of the Audit Committee is included as Appendix A to the Company’s proxy statement for the 2004 Annual Meeting of Shareholders. The Audit Committee met five times in fiscal year 2005. The meetings were designed to select the Company’s independent auditors and to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors, Virchow, Krause & Company, LLP.

The Board of Directors has determined that each member of the Audit Committee is an “independent” director as that term is defined by Nasdaq Marketplace Rules and Rule 10A-3 of the Securities Exchange Act of 1934. The Company’s Board of Directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, the Board of Directors has determined that Mr. Sand meets the Securities and Exchange Commission definition of an “audit committee financial expert.”

Compensation Committee.  The Board has a Compensation Committee consisting of Messrs. Heller, Malmberg (Chair), Peterson and Sand. The Compensation Committee met one time in fiscal 2005.  The Compensation Committee reviews and approves the compensation and terms of employment of the Company’s Chief Executive Officer and senior management of the Company.  Additionally, the Compensation Committee administers the Company’s equity compensation plans.  Each of the members of the Compensation Committee other than Mr. Peterson are “independent” according to the Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission, and each is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Director Nominations

In the fulfillment of their responsibilities to identify and recommend to the Board individuals qualified to become Board members, the Nominating Committee will take into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity.  Generally, the Nominating Committee will first consider current Board members since they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives.  This level of knowledge has proven very valuable to the Company.   The Nominating Committee will consider other shareholder recommendations for candidates to serve on the Board.  These recommendations must be made to the Company by the end of each fiscal year (October 31) so as to provide the Nominating Committee appropriate time to evaluate the candidates prior to submission to the shareholders for vote at the Annual Meeting.

The Nominating Committee has determined that the nominees for this 2006 Annual Meeting of Shareholders fully meet the qualifications to serve on the Board and has recommended these candidates to the Board for their approval.  All nominees were elected by shareholders at the Company’s 2005 Annual Meeting.  The Company has not engaged a third-party search firm to assist it in identifying potential director candidates, but the Nominating Committee may choose to do so in the future.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The Code of Ethics and Business Conduct may be found by following the “About Us” link on the Company’s website at www.pptvision.com.

Shareholder Communication with Board

Any shareholder who desires to communicate directly with the Board of Directors of the Company or any member of a committee of the Board or any member of the Board, may address correspondence to such person or persons in care of the Corporate Secretary at the Company’s offices, 12988 Valley View Road, Eden Prairie, Minnesota 55344.  All communications delivered in this manner will be promptly forwarded to the specified addressee, without alteration.

EXECUTIVE OFFICERS OF THE COMPANY

The Company has two executive officers: Joseph C. Christenson and David Friske. Biographical and other information about David Friske is provided below. Information about Joseph C. Christenson may be found under the heading “Election of Directors.”

DAVID FRISKE, 61, has been Vice President of Manufacturing of the Company since March 1999. From February 1984 until 1999, Mr. Friske served as Director of Manufacturing and Purchasing. Prior to joining the Company, Mr. Friske was employed by Medtronic, Inc.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Other Compensation

The following table sets forth, for the fiscal years ending October 31, 2005, 2004 and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or earned for those years by Joseph C. Christenson, the Company’s President, Chief Executive Officer and Chief Financial Officer, and David Friske, the only other executive officer whose compensation exceeded $100,000 in fiscal 2005 (the “Named Executive Officers”), for services rendered to the Company in all capacities during the past three fiscal years.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year Ended October 31,	Salary	Bonus	Other Annual Compensation(1)	Options (Number of Shares)
Joseph C. Christenson President, Chief Executive Officer and Chief Financial Officer	2005 2004 2003	$156,000 156,000 156,000	$ — — —	$500 500 500	20,000 0 12,500

David Friske Vice President, Manufacturing	2005 2004 2003	107,000 107,000 107,000	— — —	500 500 500	6,500 0 3,750

(1)     Represents contributions to the Company’s Employee Retirement 401(k) Plan.

Stock Options

The following table contains information concerning the grant of stock options to the Named Executive Officers during fiscal year 2005:

Option Grants In Fiscal Year 2005

Individual Grants
	Options	% of Total Options Granted to Employees in Fiscal	Exercise Price Per	Market Price on Date	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
Name	Granted	Year	Share	of Grant	Date	5%	10%
Joseph C. Christenson	20,000	17%	$1.70	$1.45	05/12/2012	$6,806	$22,513
David Friske	6,500	5%	$1.70	$1.45	05/12/2012	$2,212	$7,317

(1)          Potential gains are reported net of the option exercise price, but before taxes associated with exercise.  These amounts represent certain assumed rates of appreciation only.  Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall stock market conditions, among other factors.  The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Holdings

The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 2005 and the unexercised options held as of October 31, 2005:

Aggregated Option Exercises in Fiscal 2005
and Option Values at October 31, 2005

	Acquired	Shares Value	Number of Unexercised Options at October 31, 2005		Value of Unexercised In-the-Money Options at October 31, 2005(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph C. Christenson	—	—	37,334	24,166	$0	$0
David Friske	—	—	11,250	7,750	$0	$0

(1)          Value is calculated based on the difference between the option exercise price and the closing price for the common stock on October 31, 2005, as reported on the Nasdaq Capital Market, multiplied by the number of shares underlying the option.

Employment Agreements

The Company has entered into written employment agreements with Messrs. Christenson and Friske dated May 7, 1984 and March 4, 1984, respectively.  Under the terms of their respective employment agreements, each of the officers is required to devote his full time and effort to the Company and perform such duties as may be assigned to him by the Board from time to time.  Each employment agreement automatically renews annually, but may be terminated by the Company or the officer on 60-days’ notice.  The employment agreements also contain provisions relating to non-competition, non-disclosure of confidential information and trade secrets and assignment of inventions.  If the employment agreement of either executive officer is terminated upon notice, the Company must pay salary to these executives until the date of termination unless the Company terminates the employment agreement because of a violation of the executive officer of provisions relating to non-competition, non-disclosure of confidential information and trade secrets and assignment of inventions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2005, all Section 16(a) filing requirements applicable to its insiders were complied with, except that Messrs. Peterson, Friske, Heller, Malmberg, Sand and Christenson failed to timely file a Form 4 relating to options granted to them on May 12, 2005.

REPORT OF AUDIT COMMITTEE

The Audit Committee is comprised of Messrs. Heller, Malberg and Sand.  In accordance with its Charter, the Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended October 31, 2005 with management and with Virchow, Krause & Company, LLP. The discussions with Virchow, Krause & Company, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Virchow, Krause & Company, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Virchow, Krause & Company, LLP.

Based on the discussions with management and Virchow, Krause & Company, LLP, the Audit Committee’s review of the representations of management and the report of Virchow, Krause & Company, LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended October 31, 2005, filed with the Securities and Exchange Commission.

BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS

ROBERT W. HELLER	DAVID C. MALMBERG	BENNO G. SAND

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Virchow, Krause & Company, LLP has served as the Company’s independent auditors for the fiscal years ended October 31, 2005, 2004 and 2003. The Company’s Audit Committee has not yet selected an independent auditor for the fiscal year ending October 31, 2006, but intends to review this matter as part of its review process.

Representatives of Virchow, Krause & Company, LLP will be in attendance at the 2006 Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so.  In addition, representatives will be available to respond to appropriate questions.

Fees of Independent Registered Public Accountants

The following is an explanation of the fees billed to the Company by Virchow, Krause & Company, LLP for professional services rendered during the fiscal years ended October 31, 2005 and October 31, 2004, which totaled $ 41,110 and $43,420, respectively.

Audit Fees

The aggregate fees billed to the Company for professional services related to the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-QSB, or other services normally provided by Virchow, Krause & Company, LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended October 31, 2005 and October 31, 2004 totaled $39,910 and $40,985, respectively.

Audit-Related Fees

The aggregate fees billed to the Company for professional services for assurance and related services by Virchow, Krause & Company, LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees,” including review of Form S-8 registration statements for the fiscal years ended October 31, 2005 and October 31, 2004 totaled $1,200 and $2,435, respectively.

Tax Fees

There were no fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to tax compliance, tax advice, or tax planning for the fiscal years ended October 31, 2005 or October 31, 2004.

All Other Fees

There were no other fees billed to the Company by Virchow, Krause & Company, LLP for the fiscal years ended October 31, 2005 and October 31, 2004.

Audit Committee Pre-Approval Procedures

The Audit Committee pre-approves all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors. The Audit Committee may not delegate its pre-approval authority for any services rendered by the Company’s independent auditors relating to internal controls. The Audit Committee does not delegate pre-approval responsibilities to Company management.  All of the services described above for fiscal year 2005 were pre-approved by the Audit Committee before Virchow, Krause & Company, LLP was engaged to render the services.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The PPT Vision, Inc. 2007 Annual Meeting of Shareholders is expected to be held on or about March 15, 2007. Proxy materials for that meeting are expected to be mailed on or about February 1, 2007. Under SEC Rule 14a-8, shareholder proposals to be included in the PPT Vision, Inc. proxy statement for that meeting must be received by PPT Vision, Inc. on or before October 13, 2006. Additionally, if PPT Vision, Inc. receives notice of a shareholder proposal after December 31, 2006, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of PPT Vision, Inc. for its 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to the proposal.

ANNUAL REPORT

An Annual Report on Form 10-KSB of the Company setting forth the Company’s activities and containing financial statements of the Company for the fiscal year ended October 31, 2005 accompanies this Notice of Annual Meeting and Proxy Statement.

Shareholders may receive without charge a copy of the Company’s Annual Report on Form 10-KSB, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to:  PPT Vision, Inc., 12988 Valley View Road, Eden Prairie, MN 55362, Attention: Joseph C. Christenson, or by calling the Company at (952) 996-9500.

OTHER BUSINESS

The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary voting authority to the persons named therein in the event that any additional matter properly comes before the meeting.

PPT VISION, INC.

Solicited on Behalf of the Board of Directors

for the Annual Meeting of Shareholders

to be Held on March 9, 2006

The undersigned hereby constitutes and appoints Joseph C. Christenson with power of substitution, as attorney and proxy to appear in the name of the undersigned at the Annual Meeting of Shareholders of PPT Vision, Inc., to be held on March 9, 2006 at 3:00 p.m. local time, in Eden Prairie, Minnesota and at any adjournment(s) or postponement(s) thereof, and to vote, all shares of common stock of PPT Vision, Inc. held of record by the undersigned on January 27, 2006 and which the undersigned would be entitled to vote at such Annual Meeting, hereby revoking all former proxies:

The Board of Directors recommends a vote FOR each nominee.

1. Election of directors:	01 Joseph C. Christenson	☐ Vote for all nominees	☐ Vote WITHHELD
	02 Robert W. Heller	(except as marked)	from all nominees
03 P.R. Peterson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)	[ ] [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The shares represented by this proxy will be voted in accordance with the specifications made and in favor of the directors nominated by management if there is no specification.

I plan to attend the meeting

DATE: , 2006

Signature

Signature if held jointly

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.